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                                                                Exhibit 10 (ad)

                         AGREEMENT OF SALE AND PURCHASE

            THIS AGREEMENT is made as of the _____ day of August, 1997, by and between GROUP THREE PROPERTIES, INC., a Pennsylvania corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, or its assignee or nominee ("Buyer").

                             W I T N E S S E T H :

             1. Agreement to Sell and Purchase. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to all of the terms and conditions of this Agreement, the property situate in the Township of Bern, Berks County, Commonwealth of Pennsylvania, consisting of the following:

                  (a) The Leasehold Estates in and to the Land; together with all buildings and improvements ("Buildings") on the Land; together with all appurtenances thereto; together with all rights, title and interest of Seller in and to any lands lying in the bed of any street, opened or proposed, abutting the Land; and together with all right, title and interest of Seller in and to any unpaid award for the taking by eminent domain of any part of the Land and/or Buildings. The "Land" shall mean those certain tracts of land more fully described by metes and bounds on Exhibit A to this Agreement. The "Leasehold Estates" shall mean the leasehold estates and rights granted, conveyed and created pursuant to the Ground Leases. The "Ground Leases" shall mean: (i) that certain Lease Agreement dated the 15th day of October, 1994, between The Reading Regional Airport Authority, a municipal authority of the Commonwealth of Pennsylvania (the "Authority") and Seller; and (ii) that certain Ground Lease dated July 1, 1996 between the Authority and Seller. The Leasehold Estates, the Buildings, and all of the other rights described above in this Section 1(a) are herein collectively called the "Real Property". It is expressly understood and agreed that the "Real Property" does not include fee simple title to the Land, which fee simple title is owned by the Lessor under the Ground Leases.
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                                                                Exhibit 10 (ad)

                  (b) All fixtures, equipment, supplies, and other personal property attached or appurtenant to, or located in or on, or used in connection with the Real Property, which are not owned by the Tenant (as defined in subparagraph 8(a) below; it being understood and agreed that the "Tenant" is a collective reference to the subtenants under the Tenant Leases), and together with all intangible personal property used in the ownership, operation or maintenance of the Real Property, including without limitation, the items set forth on Exhibit B to this Agreement (collectively, the "Personal Property").

                  (c) The Real Property and the Personal Property are sometimes collectively referred to as the "Property".

            2. Purchase Price. The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be the sum of Nine Million Six Hundred Thousand Dollars ($9,600,000), and shall be paid as follows:

                  (a) Two Hundred Thousand Dollars ($200,000) shall be paid by Buyer's check drawn to the order of First American Title Insurance Company ("Title Company") within two (2) business days after the expiration of the Inspection Period. The term "Deposit" shall mean the aforesaid sum of Two Hundred Thousand Dollars ($200,000) plus all interest which has accrued thereon. The Deposit shall be held by the Title Company in an interest bearing account pending consummation of this Agreement.

                  (b) The balance of the Purchase Price shall be paid at Closing by wire transfer of immediate funds to an account of Seller (which account shall be designated by written notice from Seller to Buyer no later than two (2) business days prior to the Closing Date).

            3. Disposition of Deposit; Defaults.

                  (a) The Deposit shall be held in escrow and disbursed by Title Company in accordance with the terms of this Agreement. If Closing is completed, the Title Company shall pay the Deposit to Seller on account of the Purchase Price.

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                  (b) (i) If Buyer, without the right to do so and in default of its obligations under this Agreement fails to complete Closing, the Deposit shall be paid to Seller as liquidated damages and not as a penalty. Buyer and Seller acknowledge that the damages which may be incurred by Seller in the event of Buyer's default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties' reasonable estimate of Seller's probable future damages in the event of Buyer's default; and that the Deposit represents fair and reasonable compensation to Seller in the event of Buyer's default. The right of Seller to be paid the Deposit shall be Seller's exclusive and sole remedy, and Seller waives any right to recover the balance of the Purchase
Price, or any part thereof, and the right to pursue any other remedy permitted by law or in equity against Buyer.

                      (ii) If Seller, without the right to do so and in default of its obligations under this Agreement fails to complete Closing, Buyer shall have the right to be paid the Deposit, which right shall be in addition to all other rights and remedies of Buyer under this Agreement, at law or in equity, including without limitation the right to specific performance and injunctive relief.

                  (c) In the event of a dispute between the parties with respect to the Deposit, the Title Company may deposit the Deposit with the Court of Common Pleas of Berks County, Pennsylvania, and commence an interpleader action. Upon notifying Seller and Buyer of the commencement of such action, the Title Company shall be released of all liability with respect to the Deposit, except to the extent of accounting for any monies previously delivered by the Title Company out of escrow. The Title Company shall not be liable to either Seller or Buyer other than for the performance of its duties under this Agreement, its negligence or intentional wrongdoing.

            4. Closing.

                  The closing of this transaction ("Closing") shall take place at the offices of Wolf, Block, Schorr and Solis-Cohen, Twelfth Floor Packard Building, 15th and Chestnut Streets, Philadelphia, Pennsylvania 19102. Closing shall commence at 10:00 a.m. on October 31, 1997, or on such earlier date as Buyer


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shall designate by at least five (5) days prior written notice to Seller (the
"Closing Date").

            5. Condition of Title.

                  (a) Title to the Property shall be good and marketable and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for the Ground Leases, the Tenant Leases and the Permitted Encumbrances; and shall be insurable as such at ordinary rates by the Title Company pursuant to an ALTA Leasehold Policy of Title Insurance, 1970 Form B, amended October 17, 1970 and October 17, 1984. The premium for the Leasehold Policy of Title Insurance will be paid by Buyer. Anything to the contrary in this paragraph notwithstanding, Buyer will accept title with the following exceptions set forth on Penn Title Insurance Company Policies Nos. 79929-R and 81289-R: as to Policy 79929-R, exceptions 1, 2, 4, 5, 6, 7, 8, 10, 11, 12, 13, 14, 15 (limited to 1997 taxes), 16, 18 and 19; and as to Policy 81289-R, exceptions 1, 2, 4, 5, 6, 7, 8, 9, 10, 12, 13, 14, 15 and 16.

                  (b) If Seller is unable to convey title to the Property to Buyer at Closing in accordance with the requirements of this Agreement, Buyer shall have the options (i) of taking such title as Seller is able to convey with abatement of the Purchase Price in the amount (fixed or ascertainable) of any existing Monetary Liens or (ii) of terminating this Agreement. Notwithstanding the foregoing, if title to the Property is not as described in Section 5(a) by reason of any willful act by Seller, Buyer shall also be entitled to pursue all other remedies available to Buyer at law or in equity.

                  (c) Buyer shall obtain from the Title Company a commitment for Title Insurance ("Title Commitment") with respect to the Property prepared by and at the cost of Buyer. Within five days after Buyer's receipt of the Title Commitment and a new as-built survey of Property prepared by and at the cost of Buyer, Buyer shall give to Seller notice ("Exception Notice") of any exceptions to the title set forth in the Title Commitment which are not acceptable to Buyer ("Unacceptable Exceptions"). Buyer agrees that the Tenant Leases and the Ground Leases shall not be Unacceptable Exceptions. Seller shall, within ten days from the date of Seller's receipt of the Exception Notice, deliver to Buyer an endorsement to the Title


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Commitment issued by the Title Company stating which, if any, Unacceptable
Exceptions the Title Company has removed from the Title Commitment; and if the Title Company has not issued an endorsement to the Title Commitment removing all of the Unacceptable Exceptions from the Title Commitment within ten days from the date of Seller's receipt of the Exception Notice, then Buyer shall have the right to terminate this Agreement. If Buyer does not terminate this Agreement pursuant to the provisions of this subsection 5(c), then the exceptions remaining on Schedule B, Section 2 of the Title Commitment which are not liens securing repayment of monetary sums ("Monetary Liens") shall be the "Permitted Encumbrances". Seller agrees fully to pay all Monetary Liens and cause all Monetary Liens to be released and satisfied of record prior to the completion of Closing.

            6. Possession.

                  Possession of the Property shall be given to Buyer at Closing, subject only to the rights of the Tenant under Tenant Leases, by delivery of Seller's general warranty Assignment of the Ground Leases duly executed and acknowledged by Seller and in proper form for recording (the "Assignment"). The Assignment shall expressly provide, inter alia, that Seller is released by the Authority from liability under the Ground Leases and personal guaranties of Frederick L. Snyder and Lyle Covert Beyer/Snyder.

            7. Apportionments; Transfer Taxes; Security Deposits.

                  (a) (i) Real estate taxes on the Real Property; water and sewer rentals; Base Rent paid in advance under the Ground Leases and Additional Rent payable in arrears under the Ground Leases; and base, minimum and/or fixed rental, additional rental and other sums paid by the Tenant to the Seller prior to Closing under the Tenant Leases shall be apportioned pro rata between Seller and Buyer on a per diem basis as of the Closing Date; provided, however, that there shall be no apportionment between Buyer and Seller at Closing with respect to utility charges paid by the Tenant directly to utility companies pursuant to the Tenant Leases.

                  (ii) If the Closing Date is not the first day of a calendar month and if as of the Closing Date the Tenant has not paid the monthly installment of base, minimum and/or fixed rental ("Delinquent Installment") due under its Tenant


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Leases with respect to the month in which Closing occurs, then at Closing Buyer shall receive a credit against the Purchase Price in an amount equal to the portion of the Delinquent Installment applicable to the period of time from and after the Closing Date and through the balance of the applicable month; and upon Buyer's receipt of the Delinquent Installment from Tenant, Buyer shall pay the full amount thereof to Seller.

                  (b) Each of Buyer and Seller shall pay one-half (1/2) of all realty transfer taxes, if any, imposed by the Commonwealth of Pennsylvania and all other governmental authorities upon the Deed and the conveyance of the Real Property from Seller to Buyer.

                  (c) At Closing, Seller shall deliver to Buyer a certified check in the amount of the Security Deposits paid under the Tenant Leases, and all interest which has (or was required to) accrued thereon. The delivery of such check shall not affect the amount of the Purchase Price.

            8. Representations and Warranties of Seller. Seller makes the following representations and warranties to Buyer, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date as though made both at and as of the date of this Agreement and at and as of the Closing Date:

                  (a) The only leases and other agreements with respect to the use and occupancy of the Property (herein collectively called the "Tenant Leases"; and the tenants under each Tenant Leases being herein collectively called the "Tenant") in effect are set forth on the Chart attached hereto as
Schedule 1.

                  (b) The Tenant Leases are valid and existing and in full force and effect; the Tenant is in actual possession of the Property; and neither the Tenant nor the Seller is in default of its respective obligations under the Tenant Leases.


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

                  (c) The copies of the Tenant Leases previously delivered by Seller to Buyer are true and complete copies of the Tenant Leases; the Tenant Leases have not been amended, modified, or supplemented; and the Tenant does not have any right to extend or renew the term of the Tenant Leases except as expressly set forth in the Tenant Leases.

                  (d) The Tenant has not asserted any claim which could adversely affect the right of the landlord to collect base, minimum or fixed rental or additional rental from the Tenant; and no notice of default or breach on the part of landlord under the Tenant Leases has been received by Seller from the Tenant which has not been cured.

                  (e) Except as otherwise expressly listed on Schedule 2 hereto, all construction, painting, repairs, alterations, improvements and other work required to be performed by the landlord under the Tenant Leases, and all of the other obligations of the landlord required to be performed under the Tenant Leases as of the Closing Date, have been completed fully performed and paid for in full by Seller.

                  (f) The term of the Tenant Leases commenced and will end on the dates specified in the Chart attached hereto as Schedule 1.

                  (g) The rents and other payments set forth in the Tenant Leases are the actual rents, income and charges presently being collected by Seller under the Tenant Leases; and all minimum rent payable under the Tenant Leases is payable monthly in advance.

                  (h) Except as set forth in the Tenant Leases, the Tenant is not entitled to any concession, allowance, rebate or refund; and the allowances, if any, specified in the Tenant Leases have been fully recovered by the Tenant thereunder.

                  (i) The Tenant has not prepaid any base rental, minimum rental, fixed rental or additional rental or other charges for more than the current month under the Tenant Leases.

                  (j) Neither the Tenant Leases nor the rental or other amounts payable under the Tenant Leases has been assigned,


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pledged or encumbered, except to Seller's lenders, which assignments will be terminated at Closing.

                  (k) No security deposit has been paid by the Tenant under the Tenant Leases, except as set forth on the Chart attached hereto as Schedule 1.

                  (l) No brokerage or leasing commissions or other compensation is or will be due and payable to any party with respect to or on account of the Tenant Leases or any extensions or renewals thereof or any other actions by the Tenant thereunder.

                  (m) Except as expressly set forth in the Tenant Leases, the Tenant does not have any right or option to acquire to the Property or any portion thereof.

                  (n) Seller has not received any written notice ("Defect Notice") from any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies in the Property or suggesting or requesting the performance of any repairs, alterations or other work to the Property.

                  (o) As of the Closing Date there shall be no management, service, equipment, supply, security, maintenance, construction, concession or other agreements with respect to or affecting the Property, except for any agreements under which only the Tenant is bound.

                  (p) No employee of Seller who performs services at or in connection with the Property is covered by an employment agreement or union contract; no demand has been made upon Seller for recognition of a union or collective bargaining agent for the employees of Seller at the Property; and none of the employment arrangements with respect to Seller's employees will be binding upon Buyer or any subsequent owner of the Property after Closing.

                  (q) Except as otherwise set forth on Schedule 3, there are no outstanding uncured written notices received by Seller of any violation ("Violation") of any applicable law, ordinance, code, rule, order, regulation or requirement of any governmental authority with respect to the Property.


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                  (r) Exhibit D sets forth the only fire and extended coverage insurance policies ("Policy") maintained by Seller with respect to the Property; the Policy is in full force and effect and all premiums due thereunder has been paid; and neither Seller nor (to Seller's knowledge) any Tenant has received any notice from the insurance companies which issued the Policy, indicating that the Policy will not be renewed or will be renewed at a higher premium than is presently payable therefor.

                  (s) There is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or the Tenant Leases or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

                  (t) Seller has not received any notice of any condemnation proceeding or other proceedings in the nature of eminent domain ("Taking") in connection with the Property, and to Seller's knowledge no Taking has been threatened.

                  (u) All of the books, records, information, data and other items supplied by Seller to Buyer with respect to Seller or the Property are true, complete and correct in all material respects.

                  (v) To the best of Seller's knowledge: there is no presently existing violation at the Property of any environmental law or regulation; no contamination is present at the Property; and no underground storage tanks, asbestos or PCBs are present at the Property.


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                  (w) The copies of the Ground Leases attached hereto as Exhibit
C are true and complete copies thereof, and the same have not been amended, modified or supplemented; the Landlord under the Ground Leases is the Authority; the Ground Leases are in full force and effect; no default or breach exists under the Ground Leases on the part of the Authority and/or on the part of the Seller, and no event or omission has occurred which with the giving of notice or lapse of time, or both, would constitute a default or breach under the Ground Leases on the part of the Authority or on the part of the Seller; there are no other agreements between the Seller and the Authority nor between the Seller and any prior owners of the Real Property which have not been fully rescinded and rendered null and void; the Base Rent payable under each of the Ground Leases is at the following rates: years 1-5 - $________; years 6-10 - $_______; years
11-15 - $_______; years 16-20 - $_______; and the Base Rent abatement specified in Section 3.1(b) of the Ground Lease dated July 1, 1996 remains in effect and has not ended and the contingencies described in clauses (ii) and (iii) of
Section 3.1(b) of the Ground Lease dated July 1, 1996 have not occurred.

            9. Time. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period provided in this Agreement shall end on a Saturday, Sunday or legal holiday, then the final day shall extend to 5:00 p.m. of the next full business day. For the purposes of this Section 9, the term "holiday" shall mean a day other than a Saturday or Sunday on which banks in the state in which the Real Property is located are or may elect to be closed.

            10. Operations Prior to Closing. Between the date of the execution of this Agreement and Closing:

                  (a) Seller shall, at its expense: perform all of its obligations under the Tenant Leases and the Ground Leases; and cure all notices of any Violations and/or Defect Notices issued prior to Closing.

                  (b) Seller shall not enter into any agreement to modify, amend or otherwise alter any of the terms or provisions of the Tenant Leases or the Ground Leases; and Seller shall not enter into a new lease or other agreement with respect to the use


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or occupancy of the Property, without prior written approval of Buyer.

                  (c) Omitted intentionally.

                  (d) (i) Buyer, its attorneys, accountants, architects, engineers and other representatives shall be afforded access to the Property and to all books, records and files relating thereto from time to time prior to Closing for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the condition of the Property, including but not limited to the physical and financial condition of the Property; and there shall be furnished to Buyer all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title information and other documentation concerning the Property in the possession of Seller and/or Seller's management agent for the Property.

                    (ii) Buyer agrees to indemnify, defend and reimburse Seller for all costs, expenses (including, without limitation, attorney's fees, consultant and expert fees and court costs) loss and liabilities suffered or incurred by Seller as the result of any bodily injuries to persons or properties caused by Buyer's entry upon the Property prior to Closing pursuant to the provisions of this Section 10(d).

                  (e) Promptly after receipt thereof by Seller, Seller shall deliver to Buyer the following:

                        (i) a copy of any notice of default given or received under the Tenant Leases;

                        (ii) a copy of any tax bill, notice or statement of value, or notice of change in a tax rate affecting or relating to the Property;

                        (iii) a copy of any notice of an actual or alleged Violation;

                        (iv) a copy of any notice of Taking; and


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                        (v) a copy of any notice given or received under the
Ground Leases.

                  (f) Seller shall deliver for execution by the Tenant a written certification which shall be prepared by Buyer's counsel (utilizing the form attached to this Agreement as Exhibit E, but modified and supplemented by Buyer's counsel to reflect the terms and provisions of the Tenant Leases) (each such certification being herein called a "Tenant Estoppel Certificate"); and Seller shall obtain an executed Tenant Estoppel Certificate (dated no more than twenty (20) days prior to the Closing Date) from the Tenant. Seller shall deliver to Buyer a copy of the executed Tenant Estoppel Certificate obtained by Seller, promptly after Seller's receipt thereof.

                  (g) Seller shall deliver for execution by the Tenant a Subordination, Non-Disturbance and Attornment Agreement (SNDA) in the form reasonably required by Buyer's lenders, if any; and Seller shall obtain an executed SNDA from the Tenant. Seller shall deliver to Buyer a copy of the executed SNDA delivered to Seller promptly after receiving such SNDA.

                  (h) Seller shall deliver for execution by the Authority a written certification which shall be prepared by Buyer's counsel (utilizing the form attached to this Agreement as Exhibit F, but modified and supplemented by Buyer's counsel to reflect the terms and provisions of the Ground Leases and the representations and warranties of Seller set forth in Section 8) ("Authority Estoppel Certificate"); and shall obtain an executed Authority Estoppel Certificate (dated no more than twenty (20) days prior to the Closing Date) from the Authority. Seller shall deliver to Buyer a copy of the executed Authority Estoppel Certificate delivered to Seller promptly after receiving such Authority Estoppel Certificate. Seller shall pay all costs, fees, charges and expenses imposed by the Authority for the issuance of the Authority Estoppel Certificate and for the granting of the consent by the Authority of the assignment of the Ground Leases to Buyer.

            11. Survival. The representations and warranties of Seller set forth in Section 8(e)(j)(l)(n)(o)(p)(q)(s)(t)(u) and (v) shall survive Closing for a period of 12 months from Closing and thereafter if a notice of breach is given to Seller with such 12-monthly period. The obligations of Seller and Buyer pursuant


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to Sections 16,17 and 20 of this Agreement shall survive Closing without limit.
Except as otherwise provided in the preceding two sentences, the agreements of Seller and Buyer set forth in this Agreement shall not survive Closing and shall merge into the delivery of the Assignment at Closing.

            12. Casualty.

                  (a) Seller shall maintain the Policy in effect until Closing, and shall deliver to Buyer, within ten (10) days after the date of this Agreement, an endorsement to the Policy evidencing that the Policy is in effect, that the Policy will not be canceled or materially modified without at least thirty (30) days prior written notice to Buyer, and that Buyer has been added to the Policy as an additional insured party, as its interests may appear. If Closing is not completed under this Agreement, Buyer agrees to deliver to Seller, upon request, a written direction to the insurance company directing that Buyer's name as an additional insured party be deleted therefrom. If Closing is completed under this Agreement, Seller shall be entitled to all rebates and refunds of any prepaid premiums under the Policy.

                  (b) If at any time prior to the completion of Closing any portion of the Property is destroyed or damaged as a result of fire or any other casualty ("Casualty"), Seller shall promptly give written notice ("Casualty Notice") thereof to Buyer. If the Property is the subject of a Casualty, Buyer shall have the right, at its sole option, of terminating this Agreement unless,
(i) the cost fully to repair or restore such damage is less than Twenty-Five Thousand Dollars ($25,000) and sufficient insurance proceeds are available fully to restore such damage, and (ii) the insurance company issuing the Policy has confirmed in writing prior to the end of such thirty (30) day period that such Casualty is covered by the Policy and that no defense to payment of the claim exists, and (iii) such Casualty will not result in the Tenant or the Authority terminating the Tenant Leases or the Ground Leases or asserting a right to terminate the Tenant Leases or the Ground Leases, and (iv) any loan commitment obtained by Buyer for financing to acquire the Property is not canceled or suspended as a result of such Casualty. In the event that insurance proceeds are not available, Seller shall have the right, but not the obligation, at its own expense, to provide the funds to restore and shall receive from Buyer, upon recovery from the carrier, the funds so expended. If Buyer does not terminate


                                      13
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this Agreement, the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date shall be paid to Buyer at the time of Closing and all unpaid claims and rights in connection with losses to the Property shall be assigned to Buyer at Closing without in any manner affecting the Purchase Price.

                  (c) If the Property is the subject of a Casualty, but Buyer does not have the right to terminate this Agreement pursuant to the provisions of Section 12(b) (or Buyer does not exercise such right), then Seller shall promptly cause all temporary repairs to be made to the Property as shall be required to prevent further deterioration and damage to the Property; provided, however, that any such repairs shall first be approved by Buyer. Seller shall have the right to be reimbursed from the proceeds of any insurance with respect to the Property whenever said insurance proceeds are received by the Buyer for the cost of all such repairs made pursuant to this Section 12(c). Except for the obligation of Seller to repair the Property set forth in this Section 12(c), Seller shall have no other obligation to repair any Casualty damage in the event Buyer does not elect to terminate this Agreement pursuant to the provisions of
Section 12(b), and in such event, Buyer shall accept the Property at Closing as damaged or destroyed by the Casualty.

            13. Eminent Domain. If at any time prior to the completion of
Closing: a Taking affects all or any part of the Property, or if any proceeding for a Taking is commenced, or if notice of the contemplated commencement of a Taking is given, Seller shall promptly give written notice thereof to Buyer, and Buyer shall have the right, at its sole option, of terminating this Agreement by written notice to Seller. If Buyer does not terminate this Agreement, the Purchase Price shall be reduced by the total of any awards or damages received by Seller and Seller shall, at Closing, assign to Buyer all of Seller's right, title and interest in and to any awards or damages to which Seller may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.

            14. Conditions of Buyer's Obligations.

                  (a) The obligations of Buyer under this Agreement are subject to the satisfaction at the time of Closing of each of the following conditions (any one of which may be waived in whole or in part in writing by Buyer at or prior to Closing):

                        (i) all of the representations and warranties by Seller set forth in this Agreement shall be true and correct in all material respects;

                        (ii) no representation or warranty by Seller contained in this Agreement shall contain any materially untrue statement or shall omit a material fact necessary to make the statement of fact therein recited not misleading;

                        (iii) Seller shall have performed all covenants, agreements and conditions required by this Agreement to be performed by Seller prior to or as of the Closing Date; and

                        (iv) Buyer shall have received the executed Tenant Estoppel Certificate, SNDA and Authority Estoppel Certificate.

                  (b) Failure of Condition. In the event any of the conditions set forth in Section 14(a) are not satisfied as of the Closing Date, Buyer shall have the right (in addition to all other rights and remedies available to Buyer under this Agreement, at law or equity), at Buyer's sole option, to (i) terminate this Agreement or (ii) complete Closing notwithstanding the unsatisfied condition.

                  (c) Inspection Contingency.

                        (i) Buyer shall, during the period ("Inspection Period") from the date of this Agreement to the date occurring forty-five (45) days after the date of this Agreement, have the opportunity to examine the Property, the Ground Leases, the Tenant Leases, the Policy, the Permitted Encumbrances, any items to be delivered by Seller to Buyer, and to conduct such other inspections of the Property as Buyer, in its discretion, may elect.

                        (ii) Seller acknowledges that Buyer may commission, prior to Closing, at Buyer's sole cost and expense, an investigation (without limitation) of: compliance with


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environmental laws, the presence of contaminants on, over, under, migrating from or affecting the Property.

                        (iii) Seller will cooperate with Buyer and Buyer's agents in Buyer's investigation, including without limitation: (A) complying with requests for information and records; (B) warranting that responses to such requests are true and complete; (C) assisting Buyer in obtaining governmental agency or other records and upon Buyer's request communicating directly with any governmental agencies; and (D) granting Buyer access to the Property including, without limitation, access for collecting surface or subsurface samples of soil, vegetation or water, or samples from buildings and other improvements located on the Property, including samples from walls, floors, ceilings, plenums, paved areas and other areas the taking of which samples may necessitate some damage to the buildings, which damage shall be repaired by Buyer, at Buyer's sole cost and expense, other improvements, and installing groundwater monitoring wells.

                        (iv) Buyer shall have the right, at Buyer's sole option, to terminate this Agreement (for any reason whatsoever) on or prior to the second business day to occur after the date on which the Inspection Period ends.

            15. Items to be Delivered at Closing.

                  (a) By Seller. At Closing, Seller shall deliver to Buyer the following:

                        (i) Assignment. The Assignment of the Ground Leases, duly executed and acknowledged by Seller and in proper form for recording, together with original executed copies of the Ground Leases.

                        (ii) Bill of Sale. A Bill of Sale for the Personal Property, duly executed and acknowledged by Seller and in proper form for recording .

                        (iii) Assignments of Leases. An assignment in the form of Exhibit G of the Tenant Leases, duly executed and acknowledged by Seller and in proper form for recording, together with an original executed copy of the Tenant Leases and a letter, duly executed by Seller, in form satisfactory to Buyer addressed to the tenant.

                        (iv) Certificates, Etc. An assignment, duly executed and acknowledged by Seller, of (and delivery to Buyer of originals or copies of) (all of the following now in the possession of Seller): all certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals for the Property; all fees, escrow and/or security funds; all certificates issued by the local Board of Fire Underwriters (or other body exercising similar functions); all plans, specifications and project manuals for the Property; all guarantees, bonds and warranties with respect to the Property (together with original counterparts of such instruments); and all keys to the Property.

                        (v) Tenant Estoppel Certificates. An original executed counterpart of the Tenant Estoppel Certificate and the SNDA.

                        (vi) Authority Estoppel Certificate. An original executed counterpart of the Authority Estoppel Certificate.

                        (vii) Resolutions; Title Company Affidavits. Such resolutions and certificates as the Title Company shall require to evidence the due authorization of the execution and performance of this Agreement and the documents to be delivered pursuant hereto; and all affidavits, indemnities and other agreements required by the Title Company to permit it to issue to Buyer the Leasehold Policy of Title Insurance required pursuant to Section 5(a).

                        (viii) Statements. A statement, certified by Seller (and accompanied with all relevant back-up documentation) setting forth all information reasonably necessary or reasonably required to permit Buyer to calculate and collect after Closing all payments of additional rent and other charges due under the Tenant Leases and to permit Buyer to calculate and pay after Closing all payments due under the Ground Leases.

                        (ix) Conveyance of Awards. All proper instruments for the conveyance of the awards referred to in Sections 1(a) and 13.

                        (x) Other Documents. Any other documents required to be delivered by Seller pursuant to any other provisions of this Agreement.

                   (b) By Buyer. At Closing, Buyer shall deliver to Seller the following:

                        (i) Purchase Price. The portion of the Purchase Price payable pursuant to Section 2(b).


                        (ii) Assumption Agreements. An assumption agreement, in the form of Exhibit G of the Tenant Leases, duly executed and acknowledged by Buyer and in proper form for recording.

                        (iii) Other Documents. Any other document required to be delivered by Buyer pursuant to any other provisions of this Agreement.

            16. Reports. For the period of time commencing on the date of this Agreement and continuing through the first anniversary of the Closing Date, and without limitation of the other document production otherwise required of Seller under this Agreement, Seller shall, from time to time, upon reasonable advance written notice from Buyer, provide to Buyer and its representatives: (i) access to all financial and other information pertaining to the period of Seller's ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of Buyer's outside, third party accountants ("Accountants") to enable Buyer and its Accountants to prepare financial statements in compliance with any and all of (a) Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable to Buyer; (b) any other rule issued by the Commission and applicable to Buyer; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of Buyer; and (ii) a representation letter, in form specified by, or otherwise satisfactory to the Accountants, signed by the individual(s) responsible for Seller's financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render an opinion concerning Seller's financial statements.

            17. Brokerage.

                  (a) Buyer represents and warrants to Seller that Buyer has dealt with no broker, finder or other intermediary in connection with this sale; and Buyer agrees to indemnify, defend and save and hold harmless Seller of and from any and all cost, loss or expense incurred by Seller as the result of a breach by Buyer of its representations and warranties set forth in this Section 17.

                  (b) Seller represents and warrants to Buyer that Seller has dealt with no broker, finder or other intermediary in connection with this sale; and Seller agrees to indemnify, defend and save and hold harmless Buyer of and from any and all costs, loss or expense incurred by Buyer as the result of a breach by Seller of its representations and warranties set forth in this Section 17.

            18. No Other Representations. Buyer acknowledges that neither Seller nor anyone acting, or purporting to act, on behalf of Seller, has, except as expressly set forth in this Agreement, made any representation or warranty with respect to the Property.

            19. Assignability. Buyer shall have the right to assign this Agreement and its rights hereunder; and any assignee of Buyer shall be entitled to exercise all of the rights and powers of Buyer hereunder at Closing.

            20. FIRPTA.

                  (a) Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax is not required upon the disposition by Seller of a United States real property interest, the undersigned parties executing this Agreement on behalf of Seller hereby certify the following on behalf of Seller:

                        (i) Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

                        (ii) Seller's U.S. employer identification number is _______________; and

                        (iii) Seller's office address is: 4641 Pottsville Pike, Suite E, Reading, PA 19605.

Seller, and the parties executing this Agreement on behalf of Seller, understand that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement made here could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned parties executing this Agreement on behalf of Seller declare that they have examined this certification and to the best of their knowledge and belief, it is true, correct and complete; and they further declare that they have authority to sign this document on behalf of Seller.

                  (b) Seller, and the parties executing this Agreement on behalf of Seller, shall deliver to Buyer at Closing, a restatement of the above certifications of Seller and of the parties executing this Agreement on behalf of Seller in the form attached to this Agreement as Exhibit H.

            21. Notices.

                  (a) All notices, demands, requests or other communications from each party to the other required or permitted under the term of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by the party to whom notice is intended to be given, shall be sent to the parties at the following respective addresses:

                  if intended for Seller:

                  Group Three Properties, Inc.
                  Cross Roads Corporate Center
                  4641 Pottsville Pike, Suite E
                  Reading, PA  19605
                  Fax No.:  610-926-4924
                  if intended for Buyer:

                  The Widener Building, Suite 200
                  One South Penn Square
                  Philadelphia, PA 19107
                  Attention:  Jeffrey E. Kelter
                  Fax No.:  (215) 972-0819

Notices may be given on behalf of any party by its legal counsel.

                  (b) Each such notice, demand, request or other communication shall be given (i) against a written receipt of delivery, or (ii) by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) by a nationally recognized overnight courier service for next business day delivery, or (iv) via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i) or (iii) above.

                  (c) Each such notice, demand, request or other communication shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee, or (ii) deposit thereof at any main or branch United States post office if sent in accordance with section (b)(ii) above or (iii) deposit thereof with the courier if sent pursuant to section (b)(iii) above.

            22. Miscellaneous.

                  (a) Captions. The captions in this Agreement are inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

                  (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

                  (c) Entire Agreement; Governing Law. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Agreement control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

                  (d) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision may be invalid or unenforceable in whole or in part.

                  (e) Waiver of Tender of Assignment and Purchase Monies. The tender of an executed Assignment by Seller and the tender by Buyer of the portion of the Purchase Price payable at Closing are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Assignment and/or of the concurrent obligation of Buyer to pay the portion of the Purchase Price payable at Closing.

                  (f) Gender, etc. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

                  (h) Exhibits. All exhibits attached to this Agreement are incorporated by reference into and made a part of this Agreement.

                  (i) No Waiver. Neither the failure nor any delay on the part of either party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of any such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  (j) Interpretation. No provision of this Agreement is to be interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

                  (k) Attorney's Fees. In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees.

                  (l) Buyer's Exercise of Right to Terminate. If Buyer desires to terminate this Agreement pursuant to any of the provisions of this Agreement, Buyer shall do so by giving written notice of termination to Seller. Upon any such termination, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

            IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

Witness:                                  SELLER

                                          GROUP THREE PROPERTIES, INC.


                                          By: /s/ Frederick Snyder
                                              -------------------------------
                                              President  August 13, 1997



                                          BUYER

                                          PENN SQUARE PROPERTIES, INC.


                                          By: /s/ Jeffrey E. Kelter
                                              -------------------------------
                                              President  August 13, 1997

                                   SCHEDULE 1

                                  Tenant Leases

-------------------------------------------------------------------------------
                                                                    Ending Date
                   Date of                          Commencement        of
Date of Lease    Amendments       Name of Tenant    Date of Term       Term
-------------------------------------------------------------------------------
                                Premium Beverage
                                Packers, Inc.
-------------------------------------------------------------------------------
                                Galeo & Hults, Inc.
-------------------------------------------------------------------------------
                                R. L. Johnson Company
-------------------------------------------------------------------------------
                                The Glidden Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         (To be completed by Seller within 5 days after the date of this agreement of Sale)

                                   SCHEDULE 2

                       LIST OF CONSTRUCTION ITEMS REQUIRED
                    TO BE PERFORMED BY LANDLORD AFTER CLOSING
                            PURSUANT TO SECTION 8(e)

         (To be completed by Seller within 5 days after the date of this agreement of Sale)

                                   SCHEDULE 3

                       LIST OF EXISTING VIOLATION NOTICES
                            PURSUANT TO SECTION 8(q)

         (To be completed by Seller within 5 days after the date of this agreement of Sale)

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

                                    EXHIBIT B
                            LIST OF PERSONAL PROPERTY

            (1) All architectural, mechanical, engineering and other plans and specifications relating to the Property.

            (2) All percolation, and other soil, topographical, and traffic studies and tests relating to the Property.

            (3) All trademarks, logos and other marks, trade or business names, and all intangible personal property relating to the ownership, development, use, operation, leases and management of the Property.

            (4) All right, title, and interest of Seller in and to all transferrable or assignable warranties, representations, guarantees, contract rights, and miscellaneous rights, if any, with respect to the Property.

            (5) All books, records, and documents of Seller relating to the Property and Tenant Leases, including without limitation all computer software, programs, tapes and disks relating to the Property and Tenant Leases.

            (6) All ranges, micro-wave ovens, refrigerators, freezers, refrigeration/freezer units, dishwashers, clothes washing machines and dryers, and all other appliances, and all hookups for any of the foregoing or for cable television.

            (7) All heating, ventilating and air conditioning equipment and other machinery, whether portable units or fixtures.

            (8) All wall-to-wall carpeting, screens and garbage disposals, whether personalty or fixtures.

            (9) All certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals issued by any governmental authority having jurisdiction over the Property, and all certificates, if any, issued by the local board of fire underwriters (or other body exercising similar functions).

                                    EXHIBIT C

                                  GROUND LEASES

                                    EXHIBIT D

                               INSURANCE POLICIES

         (To be completed by Seller within 5 days after the date of this agreement of Sale)

                                    EXHIBIT E

                           TENANT ESTOPPEL CERTIFICATE

[Buyer] and its assignee

            Re:   ________ Building,
                  [address]
                  (the "Building")

Gentlemen:

            The undersigned ("Tenant") certifies and agrees as follows:

            1. It is the tenant of a portion of the Building known as Suite No. _____ under the lease dated ______, 19__ (the "Lease"). The Lease has not been supplemented, modified or amended, and there do not exist any other agreements concerning the demised premises between the landlord under the Lease and Tenant, except as set forth below:

             __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________

            2. The Lease is in full force and effect, and prior to ______, 19__, the Lease will not be terminated or modified by Tenant without your prior written consent.

            3. The term of the Lease commenced _______, 19__ and expires _______, 19__. Tenant has no right to renew or extend the term of the Lease except as set forth below:

             __________________________________________________________________
             __________________________________________________________________
             __________________________________________________________________

            4. The current monthly installment of minimum annual rent is $________. No rent has been paid more than thirty (30) days in advance of its due date. All rent and other sums payable under the Lease have been paid through ______________, 19__.

            5. Tenant is not entitled to any free rent, rental rebates or other concessions under the Lease which have not been exhausted, except _____________
_________________________________________.

            6. Tenant has no claim of offset under the Lease or otherwise against rent or other charges due or to become due under the Lease.

            7. Tenant has accepted possession of the premises demised under the Lease; all improvements or other work required by the terms of the Lease to be performed by the landlord have been completed; the rentable area of the demised premises is ______ square feet.

            8. The landlord is not in default under the Lease, and no event has occurred which with the giving of notice or passage of time, or both, constitutes a default by the landlord under the Lease.

            9. Tenant is not in default under the Lease, and no event has occurred which with the giving of notice or passage of time, or both, constitutes a default by Tenant under the Lease.

            10. Tenant has not assigned the Lease or any interest therein or subleased any portion of the demised premises.

            12. The amount of the security deposit held by the landlord under the Lease is $_____________.

            This Certificate shall inure to the benefit of you, your heirs, legal representatives, successors and assigns, and shall be binding upon Tenant and Tenant's heirs, legal representatives, successors and assigns.

            If any statement in this certificate shall become untrue, Tenant shall immediately give to you written notice of such occurrence.

            By executing this Certificate, the signatory represents that he/she is duly authorized to execute this Certificate on behalf of Tenant and legally bind Tenant.

                                     TENANT:



                                     By: _________________________________
                                          Name:
                                          Title:


Dated: _______________________, 19__

                                    EXHIBIT F

            A written statement addressed to Buyer from the Authority dated as of a date no more than ten (10) days prior to the Closing Date, setting forth:

                  (1) the last date to which Base Rent and Additional Rent have been paid,

                  (2) the nature and amount of the moneys then on deposit with the Authority for the payment of taxes and insurance premiums,

                  (3) consent by the Authority to the assignment of the Ground Leases to Buyer and confirmation that such conveyance will not constitute an event of default under the Ground Leases, and that Seller is released of its obligations under the Ground Leases, and confirmation that the Buyer has or will personally assume the obligations under the Ground Leases,

                  (4) confirmation by the Authority that the representations and warranties of Seller in Section 8(w) are true and correct, and

                  (6) confirmation by the Authority that no act, omission or occurrence after Closing by or in connection with Seller or by or in connection with any party who has heretofore guaranteed the obligations under the Ground Leases nor any default under any such guarantee will constitute a default under the Ground Leases.

                                    EXHIBIT G

                  ASSIGNMENT AND ASSUMPTION OF TENANT LEASES


            THIS ASSIGNMENT made this ___ day of _______________, 19__, by and between _____________________________, a ___________________________ having an office at ___________________________________________________ ("Assignor") and
_____________________________, a __________________________ having an office at
_____________________________________________ ("Assignee").

                                    RECITALS

            A. Pursuant to a certain Agreement of Sale and Purchase dated as of ____________, 19__ (the "Agreement of Sale"), Assignor has agreed to sell to Assignee, upon the terms, provisions and conditions set forth therein, certain property (hereinafter "Property") located in ___________________________________
on land described on Exhibit A attached to and made a part of this Assignment, all as more particularly described in the Agreement of Sale.

            B. In connection with the sale and purchase of the Property, Assignor desires to assign to Assignee all tenant leases encumbering the Property and Assignee desires to accept said assignment and assume the obligations of Assignor under said leases upon the terms, covenants and conditions set forth in this instrument.

            NOW, THEREFORE, in consideration of the purchase price paid by Assignee to Assignor for the Property, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee covenant and agree as follows:

             1. Assignment Assignor hereby assigns, transfers and sets over unto Assignee all of Assignor's right, title and interest in and to (a) the leases set forth on Exhibit B attached to and made a part of this Assignment and any other lease, license or right of occupancy affecting the Property, together with all amendments, extensions, renewals and other modifications thereto (the "Tenant Leases"), (b) rents, additional rents, fees not to include the traffic impact fee previously posted by the Seller, and charges now or hereafter arising thereunder, and (c) any guarantees of any Tenant Leases, to have and to hold the same unto Assignee, its successors and assigns.

            2. Right to Assign. Assignor represents and warrants that Assignor has title to and full right to assign the Tenant Leases, and any and all rents, income and profits and claims arising thereunder, and any guarantees of any Tenant Leases.

            3. Assumption. Assignee accepts said assignment and assumes all obligations on the part of the lessor under the Tenant Leases first arising or accruing on or after the date of this Assignment.

            4. Indemnification by Assignor. Assignor shall indemnify, defend and hold Assignee harmless from and against any claim, demand, cause of action, charge, judgment, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees and legal costs) (a) arising out of the Tenant Leases in connection with events occurring prior to the date of this Assignment, or (b) arising out of any claim by any broker, finder or other intermediary for any leasing or brokerage commission or other compensation in connection with any Tenant Lease.

            5. Indemnification by Assignee. Assignee shall indemnify, defend and hold Assignor harmless from and against any claim, demand, cause of action, charge, judgment, damage, liability, cost or expense (including, without limitation, reasonable attorneys' fees and legal costs) (a) arising out of the Tenant Leases in connection with events occurring on or after the date of this Assignment (exclusive, however, of events described in clause (c) of Paragraph
4) or (b) arising out of any claim by any tenant arising on or after the date of this Assignment with respect to its escrow or security or other tenant deposit but only to the extent of the amount of such deposit and interest thereon transferred by Assignor to Assignee and not returned to such tenant by Assignee.

            6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, personal representatives, successors and assigns.

            IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this instrument to be executed by their duly authorized representatives on the day and year first above written.


                                    ASSIGNOR:


                                    ASSIGNEE:


ADD NOTARY AFFIDAVITS

                                    EXHIBIT H

                                FIRPTA AFFIDAVIT

                           Form for Entity Transferor


            Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by _________________ (Transferor), the undersigned hereby certifies the following on behalf of
Transferor:

            1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

            2. Transferor's U.S. taxpayer identification number is ; and

            3. Transferor's office address is:

            ___________________________________
            ___________________________________
            ____________________________________.

Transferor understands that the above information may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

            Under penalties of perjury, I declare that I have examined this instrument and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


---------------------------------     ------------------------------------
                                      Name:
                                      Title:

Dated: _____________________________

                                                         Exhibit 10(ad) Amend. 1


               FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 23rd day of September, 1997 by and between GROUP THREE PROPERTIES, INC., a Pennsylvania corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, or its assignee or nominee ("Buyer").

                             W I T N E S S E T H:

            Seller and Buyer are parties to an Agreement of Sale and Purchase dated the 13th day of August, 1997 with respect to certain real property situate in the Township of Bern, Berks County, Commonwealth of Pennsylvania (the "Agreement of Sale").

            Terms which are defined in the Agreement of Sale shall have the same meaning when used in this First Amendment.

            Seller and Buyer desire to enter into this Agreement to extend the expiration date of the Inspection Period.

            NOW, THEREFORE, Seller and Buyer, each intending legally to bound hereby, agree as follows:

1. Section 14(c)(i) of the Agreement of Sale is amended to provide that the Inspection Period shall end on October 10, 1997.

2. Except as modified by the provisions of this First Amendment, the Agreement of Sale shall remain in effect in accordance with its terms and provision.

            IN WITNESS WHEREOF, the Seller and Buyer have executed this First Amendment as of the day and year first above written.

                                    SELLER:

                                    GROUP THREE PROPERTIES, INC.


                                    By:   /s/ Frederick Snyder
                                          ------------------------------------
                                                President   Sept. 23, 1997

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                          ------------------------------------
                                                President   September 23, 1997

                                                      Exhibit 10 (ad) Amend. 2

              SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 10th day of October, 1997 by and between GROUP THREE PROPERTIES, INC., a Pennsylvania corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, or its assignee or nominee ("Buyer").

                             W I T N E S S E T H:

            Seller and Buyer are parties to an Agreement of Sale and Purchase dated the 13th day of August, 1997, as amended, with respect to certain real property situate in the Township of Bern, Berks County, Commonwealth of Pennsylvania (the "Agreement of Sale").

            Terms which are defined in the Agreement of Sale shall have the same meaning when used in this First Amendment.

            Seller and Buyer desire to enter into this Agreement to extend the expiration date of the Inspection Period.

            NOW, THEREFORE, Seller and Buyer, each intending legally to bound hereby, agree as follows:

1. The Agreement of Sale is amended to provide that the Closing Date shall be December 1, 1997 and the Inspection Period shall end on October 20, 1997.

2. Except as modified by the provisions of this Second Amendment, the Agreement of Sale shall remain in effect in accordance with its terms and provision.

            IN WITNESS WHEREOF, the Seller and Buyer have executed this Second Amendment as of the day and year first above written.

                                    SELLER:

                                    GROUP THREE PROPERTIES, INC.

                                    By:   /s/ Frederic Snyder,
                                          ------------------------------------
                                                President    October 10, 1997

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.

                                    By:   /s/ Jeffrey E. Kelter,
                                          ------------------------------------
                                                President    October 10, 1997

                                                      Exhibit 10 (ad) Amend. 3

            THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 22nd day of October, 1997 by and between GROUP THREE PROPERTIES, INC., a Pennsylvania corporation ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, or its assignee or nominee ("Buyer").

                             W I T N E S S E T H:

            Seller and Buyer are parties to an Agreement of Sale and Purchase dated the 13th day of August, 1997, as amended, with respect to certain real property situate in the Township of Bern, Berks County, Commonwealth of Pennsylvania (the "Agreement of Sale").

            Terms which are defined in the Agreement of Sale shall have the same meaning when used in this Third Amendment.

            NOW, THEREFORE, Seller and Buyer, each intending legally to bound hereby, agree as follows:

1. The Agreement of Sale is amended to provide that the Inspection Period shall end on Wednesday, October 29, 1997.


2. Except as modified by the provisions of this Second Amendment, the Agreement of Sale shall remain in effect in accordance with its terms and provision.

            IN WITNESS WHEREOF, the Seller and Buyer have executed this Third Amendment as of the day and year first above written.

                                     SELLER:

                                    GROUP THREE PROPERTIES, INC.


                                    By:   /s/ Frederic Snyder
                                          ------------------------------------
                                                President    October 22, 1997

                                     BUYER:

                                    PENN SQUARE PROPERTIES, INC.

                                    By:   /s/ Jeffrey E. Kelter
                                          ------------------------------------
                                                President    October 22, 1997

                                                        Exhibit 10(ad) Amend 5

               FIFTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FIFTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the __ day of December, 1997 by and between GROUP THREE PROPERTIES, INC., a Pennsylvania corporation ("Seller") and MCBRIDE PROPERTIES, a New Jersey general partnership ("Buyer").

                             W I T N E S S E T H:

            Seller and Penn Square Properties, Inc. are parties to an Agreement of Sale and Purchase dated the 13th day of August, 1997, as amended, with respect to certain real properties situate in the Township in Bern, Berks County, Commonwealth of Pennsylvania (the "Agreement of Sale").

            All of the buyer?s rights, title and interest in an to the Agreement of Sale have been assigned to Buyer.

            Terms which are defined in the Agreement of Sale shall have the same meaning when used in this Fifth Amendment.

            NOW, THEREFORE, Buyer and Seller, each intending to be legally to be bound hereby, agree as follows:

1. Paragraph 2 of the Agreement of Sale is amended and restated to provide as follows:

                        "2. Purchase Price. The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be the following sums allocated as follows, which shall be paid as follows:

                              (a) (i) The sum of Five Million Seven Hundred and
                        Sixty Thousand Dollars ($5,760,000) with respect the

                                                        Exhibit 10(ad) Amend 5

                        Ground Lease dated October 15,
                        1994 (1057 Arnold Road).


                                    (ii) The sum of Three Million Eight Hundred
                        and Forty Thousand Dollars ($3,840,000) with respect the Ground Lease dated July 1, 1996 (1091 Arnold Road).

                              (b) (i) One Hundred Thousand Dollars ($100,000)
                        shall be paid by Buyer?s check drawn to the order of the Title Company within two (2) business days after the expiration of the Inspection Period. The $100,000 sum referred to in the preceding sentence shall be deemed to be the Deposit with respect to the Ground Lease dated October 15, 1994 (1057 Arnold Road).

                                    (ii) One Hundred Thousand Dollars ($100,000)
                        shall be paid by Buyer?s check drawn to the order of First American Title Insurance Company ("Title Company") within two (2) business days after the expiration of the Inspection Period. The $100,000 sum referred to in the preceding sentence shall be deemed to be the Deposit with respect to the Ground Lease dated July 1, 1996 (1091 Arnold Road).

                                    (iii) The term "Deposit" shall mean the
                        aforesaid respective sums of $100,000 each, plus all interest which has accrued thereon. The Deposit shall be held by the Title Company in an interest-bearing account pending consummation of this Agreement.

                              (c) The balance of the Purchase of the Purchase
                        Price shall be paid at Closing by wire transfer of immediate funds to the account of Seller (which account shall be designated by written notice from Seller to Buyer no later than two (2) business days prior to the Closing Date."

2. Paragraph 4 of the Agreement of Sale is amended to provide that Closing for the Ground Lease dated July 1, 1996 shall be held on December 19, 1997 and that Closing for the Ground Lease dated October 15, 1994 shall be held on December 29, 1997.

3. Except as modified by the provisions of this Fifth Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, the Seller and Buyer have executed this Fifth Amendment as of the day and year first above written.

                              SELLER:

                              GROUP THREE PROPERTIES, INC.


                              By: /s/ Frederic Snyder
                                  --------------------------
                                          President

                              BUYER:

                              MCBRIDE PROPERTIES

                              By: American Real Estate Investment, L.P., a General Partner

                                    By:   American Real Estate Investment
                                          Corporation - General Partner


                                          By:   /s/ Stephen J. Butte
                                                Stephen J. Butte, Vice-President


                                      4